UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2013

NPC RESTAURANT HOLDINGS, LLC
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 16, 2013, NPC Restaurant Holdings, LLC (as guarantor) ("the Company") and its subsidiaries, NPC International, Inc., NPC Quality Burgers, Inc., and NPC Operating Company B entered into Amendment No. 4 to Credit Agreement ("Amendment No. 4") with each of the lenders that is a signatory thereto, and Barclays Bank PLC, as administrative agent.

Pursuant to Amendment No. 4, the existing credit agreement of the Company (as guarantor) and its subsidiaries was amended and restated as the $478,125,000 Third Amended and Restated Credit Agreement dated as of December 16, 2013 among the Company (as guarantor) and its subsidiaries, the other guarantors party thereto, each of the lenders that is a party thereto from time to time, and Barclays Bank PLC, as administrative agent, collateral agent for the Secured Parties (as defined in the credit agreement) and Issuing Bank.

The Company and its subsidiaries entered into Amendment No. 4 in order to refinance the subsidiaries' existing indebtedness under the credit agreement. The refinancing (a) resulted in a 25 basis point reduction in the spread over LIBOR on Term Loan borrowings, (b) lowered the LIBOR floor on Term Loan borrowings by 25 basis points, (c) increased the capacity on the Revolving Credit Facility to $110 million, (d) reduced the spread over LIBOR on the Revolving Credit Facility by 25 basis points and (e) eliminated the annual limitation on capital expenditures covenant, although other existing covenants remain in place.  No other material changes were made to the Company's senior credit facility in the refinancing.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on 8-K is incorporated herein by reference into this Item 2.03.

Item 3.03.              Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on 8-K is incorporated herein by reference into this Item 3.03.

Item 7.01.              Regulation FD Disclosure.

On December 16, 2013, NPC International, Inc, a wholly-owned subsidiary of the Company, issued a press release announcing that it had closed the refinancing of its Senior Secured Credit Facility.  The Company hereby furnishes the information set forth in the press release issued on December 16, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as and when expressly set forth by such specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description

99.1	Press Release dated December 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: December 16, 2013

INDEX TO EXHIBITS

Exhibit                    Description

99.1                      Press Release dated December 16, 2013